EXHIBIT 10.24

AMENDMENT TO LEASE

THIS AMENDMENT TO LEASE (this “Amendment”) is entered into this 7th day of June, 2007 by and between University of South Florida Research Foundation, Incorporated, a Florida not for profit corporation and a Direct Support Organization of the University of South Florida pursuant to Section 1004.28, Florida Statutes (“Landlord”), and MIMEDX, INC., a Florida corporation (“Tenant”).

WITNESSETH:

WHEREAS, Landlord and Tenant previously entered into a certain Lease dated March 6, 2007 (the “Lease”) for space known as Suite 300 (the “Premises”) in that certain building commonly known as the “Business Partnership Building” located at 3802 Spectrum Boulevard, Tampa, Florida 33612 (the “Building”), as more particularly described in the Lease; and

WHEREAS, Landlord and Tenant have acknowledged that the actual size of the Premises if five thousand ninety-six (5,096) square feet rather than the size originally set forth in the Lease.

WHEREAS, Landlord and Tenant desire to amend the Lease upon the terms and conditions hereinafter specified.

NOW, THEREFORE, in consideration of the sum of TEN & NO/100 DOLLARS ($10.00) paid by Tenant to Landlord, the mutual promises contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant do hereby agree as follows:

1. Defined Terms. Unless specifically defined herein, capitalized terms used herein shall have the meaning as set forth in the Lease.

2. Rentable Area of the Premises. Section 1.7 of the Lease is hereby amended to provide that the Rentable Area of the Premises is five thousand ninety-six (5,096) square feet.

3. Base Rent. Section 1.10 of the Lease is hereby deleted in its entirety, and the following new Section 1.10 is substituted therefor:

“1.10 Base Rent. The following amounts, which do not include sales tax:

Period	Rate Per Square Foot of Rentable Area	Monthly Base Rent	Period Base Rent
Months 1-12	$22.00	$9,342.66	$112,111.92
Months 13-24	$22.66	$9,622.95	$115,475.36
Months 25-36	$23.34	$9,911.72	$118,940.64
Months 37-48	$24.04	$10,208.99	$122,507.84
Months 49-60	$24.76	$10,514.75	$126,176.96

4. Allocated Shares. Section 1.11 of the Lease is hereby amended to provide that the Tenant’s Allocated Share is 5.28%.

5. Tenant Improvement Allowance. Section 1.15 of the Lease is hereby amended to provide that the Tenant Improvement Allowance is $21.00 rsf or $107,016.00.

6. Effect of Amendment. Except as expressly amended by the provisions hereof, the terms and provisions contained in the Lease shall continue to govern the rights and obligations of the parties, and all provisions and covenants in the Lease shall remain in full force and effect as stated therein. This Amendment and the Lease shall be construed as one instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment in multiple counterparts as of the last day and year written below.

LANDLORD:

WITNESSES:

UNIVERSITY OF SOUTH FLORIDA RESEARCH FOUNDATION, INCORPORATED, a Florida not for profit corporation, and a Direct Support Organization of the University of South Florida pursuant to Section 1004.28, Florida Statutes

/s/
Signature of Witness 1

/s/
Print or type name of Witness 1

/s/	By:	/s/ Rod Casto
Signature of Witness 2	Name:	Rod Casto
	Title:	Corporate Secretary

/s/
Print or type name of Witness 2	[CORPORATE SEAL]

Date Executed:	June 7, 2007

TENANT:

/s/	MIMEDX, INC., a Florida corporation
Signature of Witness 1

/s/	By:	/s/ Rene Collins
Print or type name of Witness 1	Name:	Rene M. Collins
	Title:	VP Operations
/s/
Signature of Witness 2	[CORPORATE SEAL]

/s/	Date Executed:	June 7, 2007
Print or type name of Witness 2

3